Consolidated Balance Sheets (Parentheticals) - USD ($) $ in Thousands	Mar. 31, 2024	Mar. 31, 2023
Allowances for bad debts and cash discounts	$ 97	$ 183
Common stock, par value (in dollars per share)	$ 1	$ 1
Common stock, shares authorized (in shares)	10,000,000	10,000,000
Common stock, shares issued (in shares)	8,873,203	8,868,716
Treasury stock, shares (in shares)	1,896,892	1,493,128